                                                                   EXHIBIT 10.23

                          AMENDMENT NUMBER ONE TO THE
                           BEVERLY ENTERPRISES, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN



         Amendment made this 11th day of December, 1997, by Beverly Enterprises, Inc. (the "Corporation").

                              W I T N E S S E T H:

         WHEREAS, the Corporation sponsors the Amended and Restated Beverly Enterprises, Inc. Executive Deferred Compensation Plan (the "EDC Plan");

         WHEREAS, the Corporation now desires to adopt an amendment to the EDC Plan to provide for the transfer of a Participant's interest pursuant to Domestic Relations Order entered by a court of competent jurisdiction incident to a divorce;

         WHEREAS, the Corporation is empowered and authorized to amend the EDC Plan pursuant to Section 13 of the EDC Plan;

         NOW, THEREFORE, the EDC Plan is hereby amended effective September 1, 1997 in the following respects:

         1. The Plan is hereby amended by adding the following new paragraph at the end of existing Section 15:

                          Notwithstanding the foregoing, a Participant's
interest in the Plan may be transferred pursuant to a domestic relations order which is entered by a court of competent jurisdiction incident to a divorce, however, the person claiming any share of a Participant's interest pursuant to such an order shall not be entitled to receive a distribution from the Plan until such time as distributions commence or could have commenced to the affected Participant. Furthermore, such transferred interest shall be subject to the same terms, conditions, and restrictions of the Plan as were applicable to the Participant.

         2. The Plan is amended by replacing the second sentence of existing Section 16 with the following:

                          The Participants, their beneficiaries, personal
representatives and any transferee pursuant to a domestic relations order shall bear any and all federal, foreign, state or local income or any other tax imposed on amounts paid under the Plan.

         IN WITNESS WHEREOF, the Corporation has caused this Amendment to be executed by a duly authorized representative, as of the day and year first written above.

                                      BEVERLY ENTERPRISES, INC.


                                      By:
                                      Its:





                                       2